Significant Accounting Policies - Income Taxes (Detail)	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Discussion of the distribution requirements for REIT compliance	Bimini has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"). Until the closing of its IPO on February 20, 2013, Orchid was a "qualified REIT subsidiary" of Bimini under the Code. Beginning with its short tax period commencing on February 20, 2013 and ended December 31, 2013, Orchid will elect and intends to qualify to be taxed as a REIT. REITs are generally not subject to federal income tax on their REIT taxable income provided that they distribute to their stockholders at least 90% of their REIT taxable income on an annual basis. In addition, a REIT must meet other provisions of the Code to retain its tax status.